                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Bobby Allison Wireless Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                           [BOBBY ALLISON LETTERHEAD]

                                  JUNE 2, 1999

Dear Shareholder:

     You are cordially invited to attend the 1999 Annual Meeting of Shareholders, which will be held at 2:00 p.m. EDT on Wednesday, June 23, 1999, at the Wyndham Hotel, 4816 West Kennedy Boulevard, Tampa, Florida.

     Information about the meeting and the various matters on which the shareholders will act is included in the Notice of Meeting and Proxy Statement which follow. Also included is a Proxy Card and postage paid return envelope.

     It is important that your shares be represented at the meeting. Whether you plan to attend or not, we hope that you will complete and return your Proxy in the enclosed envelope as promptly as possible.

     We look forward to seeing you at the shareholders meeting.

                                          Yours very truly,

                                          Robert L. McGinnis
                                          Chairman and Chief Executive Officer

                       BOBBY ALLISON WIRELESS CORPORATION

                         2055 LAKE AVENUE S.E., SUITE A
                              LARGO, FLORIDA 33771
                                 (727) 584-7902

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 23, 1999

     The Annual Meeting of Shareholders of Bobby Allison Wireless Corporation, a Florida corporation (the "Company"), will be held at the offices of the Company at the Wyndham Hotel, 4816 West Kennedy Boulevard, Tampa, Florida, on Wednesday, June 23, 1999, at 2:00 p.m. EDT.

     At the Annual Meeting shareholders will consider and act upon the following matters:

          1. The election by the holders of the Common Stock of the Company of two directors, each director to hold office until his successor is duly elected and qualified.

             The election by the holders of Series B Preferred Stock of the Company of one director to hold office until his successor is duly elected and qualified.

             The transaction of such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on June 1, 1999, as the record date for the determination of shareholders entitled to vote at the Annual Meeting.

     All shareholders are cordially invited to attend the Annual Meeting.

                                          By Order of the Board of Directors

                                          Robert L. McGinnis
                                          Chairman of the Board

     WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT, WE URGE YOU TO MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED IN ORDER THAT AS MANY SHARES AS POSSIBLE MAY BE REPRESENTED AT THE MEETING AND TO ASSURE A QUORUM. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON SHOULD YOU LATER DETERMINE TO ATTEND THE MEETING.

                       BOBBY ALLISON WIRELESS CORPORATION
                        2055 LAKE AVENUE, S.E., SUITE A
                              LARGO, FLORIDA 33771

                                PROXY STATEMENT

     The following information is furnished to holders of the Company's Common Stock and Series B Preferred Stock ("Voting Shareholders") in connection with the SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS of Bobby Allison Wireless Corporation (the "Company"), to be voted at the Annual Meeting of shareholders to be held on Wednesday, June 23, 1999 at the Wyndham Hotel, 4816 West Kennedy Boulevard, Tampa, Florida, at 2:00 p.m. EDT. A copy of the Annual Report of the Company for the fiscal year ended December 31, 1998, and a form of proxy for use at the meeting are enclosed with this Proxy Statement. This Proxy Statement and the enclosed proxy are first being mailed to Voting Shareholders on or about June 2, 1999.

                              GENERAL INFORMATION

PROXY

     Voting Shareholders are requested to execute and return the enclosed proxy in the accompanying envelope. The proxy may be revoked at any time before it is voted by written notice to the Secretary of the Company. Proxies which are returned properly executed, and not revoked, will be voted in accordance with the shareholders' directions specified thereon. Where no direction is specified, proxies will be voted FOR each of the nominees for directors. On any other matters that may properly come before the meeting, proxies will be voted by the persons named in the proxy in accordance with their best judgment.

RECORD DATE AND VOTING SECURITIES

     Voting Shareholders of record at the close of business on June 1, 1999, are entitled to notice of, and to vote at, the Annual Meeting. As of June 1, 1999, there were 480,000 shares of the Company's Common Stock issued and outstanding, and entitled to vote and 50 shares of the Company's Series B Preferred Stock issued and outstanding, and entitled to vote. The holders of Common Stock are entitled to one vote per share, exercisable in person or by proxy, for the election of directors and all other matters. The holders of Series B Preferred Stock are entitled to one vote per share, exercisable in person or by proxy, for the election of one director.

     A majority of the outstanding shares of Common Stock entitled to vote is necessary to provide a quorum at this meeting. The election of the two directors to be elected by holders of Common Stock requires the affirmative vote of a plurality of the Common Stock votes cast at the meeting. The election of the director by the holders of Series B Preferred Stock shall be elected by the affirmative vote of a majority of the outstanding shares of Series B Preferred Stock. Proxies marked as abstentions will be treated as shares present for purposes of determining whether a quorum is present. An abstention or a proxy instructing that a vote be withheld is considered a negative vote. Broker non-votes do not apply as no shares of Common Stock currently trade and thus are not held in street name.

EXPENSES OF SOLICITATION

     The cost of soliciting proxies is paid by the Company. Solicitation is being made principally by mail; in addition certain officers and directors of the Company and persons acting under their instructions may also solicit proxies on behalf of management by telephone or in person. The cost of such additional solicitation, if any, and such expenses is not expected to be material.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth the number and percentage of outstanding shares of Common Stock beneficially owned as of June 1, 1999 by (i) each person or entity known by the Company to own more than 5% of the outstanding Common Stock; (ii) each Named Executive Officer of the Company; (iii) each director of the Company, and (iv) all executive officers and directors of the Company as a group.

NAME OF BENEFICIAL OWNER                                      SHARES(1)   PERCENTAGE(2)
------------------------                                      ---------   -------------
Robert L. McGinnis(3).......................................   197,498        25.90%
  2055 Lake Avenue, S.E., Suite A
  Largo, Florida 33771
James L. Ralph(3)...........................................   197,498        25.90%
  2055 Lake Avenue, S.E., Suite A
  Largo, Florida 33771
James S. Holbrook, Jr.(4)(5)................................   279,976        37.29%
  1901 Sixth Avenue North, Suite 2100
  Birmingham, Alabama 35203
Sterne, Agee & Leach Group, Inc.(5).........................   246,648        32.85%
  1901 Sixth Avenue North
  Birmingham, Alabama 35203
Sterne, Agee & Leach, Inc.(5)...............................   246,648        32.85%
  1901 Sixth Avenue North
  Birmingham, Alabama 35203
The Trust Company of Sterne, Agee & Leach, Inc.(5)..........   246,648        32.85%
  800 Shades Creek Parkway, Suite 125
  Birmingham, Alabama 35209
All directors and executive officers as a group (3             674,972        85.57%
  persons)..................................................

---------------

(*) Indicates beneficial ownership of less than 1% of the outstanding shares of the Company's Common Stock.
(1) Includes shares of Common Stock owned and shares of Common Stock into which shares of convertible preferred stock of the Company owned by such person is convertible. The only actual owners of the Company's Common Stock are Robert
    L. McGinnis, James L. Ralph, Sterne, Agee & Leach, Inc. and The Trust Company of Sterne, Agee & Leach, Inc.
(2) Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934 ("Exchange Act"). Under Rule 13d-3(d), shares not outstanding which are subject to options exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by any other person listed. As of December 31, 1998, the Company had 750,790 shares of Common Stock outstanding.
(3) Messrs, McGinnis and Ralph are Named Executive Officers, directors and five
    (5) percent shareholders. Each of Messrs, McGinnis and Ralph hold an option to purchase up to 10,000 shares of Common Stock at $6.00 per share which are currently exercisable.
(4) Mr. Holbrook is a director, 5% beneficial owner and served as Chairman and CEO from August 27 through December 31, 1998.
(5) Mr. Holbrook (33,328 shares), Sterne, Agee & Leach Group, Inc. (99,948 shares) Sterne, Agee and Leach, Inc.,(30,000 shares) and The Trust Company of Sterne, Agee & Leach, Inc. (116,664 shares) constitute a voting group under Rule 13d-1 as defined in the Exchange Act. Mr. Holbrook disclaims beneficial ownership of all securities held by Sterne, Agee & Leach Group, Inc., Sterne, Agee & Leach, Inc. and The Trust Company of Sterne, Agee & Leach, Inc. Sterne, Agee & Leach Group, Inc., Sterne, Agee & Leach, Inc. and The Trust Company of Sterne, Agee & Leach, Inc. as trustees disclaim beneficial ownership of all securities held by The Trust Company of Sterne, Agee & Leach, Inc. for the benefit of third parties.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, three directors will be elected to hold office until their successors are elected and qualified, two by the holders of Common Stock and one by the holders of Series B Preferred Stock. It is the intention of the persons named as proxies, or their substitutes, to vote for the election of the nominees listed below, unless and to the extent otherwise specified in any particular proxy. Management of the Company does not contemplate that any of the nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by the Board of Directors. Any vacancies that may occur during the year may be filled by an individual appointed by the Board of Directors to serve for the remainder of the term of any such director position. In accordance with the Company's bylaws and Florida law, a stockholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for director or may withhold authority to vote for all nominees for director. Each director nominee to be voted upon by the holders of Common Stock receiving a plurality of the votes cast in person or by proxy at the meeting will be elected director. The director nominee to be voted upon by the holders of Series B Preferred Stock will be elected director if he receives vote of the majority of the outstanding shares of Series B Preferred Stock. Abstentions will not be treated as a vote for or against any particular director nominee, and will not affect the outcome of the election.

     None of the nominees for election as a director is proposed to be elected pursuant to any arrangement or understanding between the nominee and any other person or persons. All nominations for membership on the Board of Directors originated with the Board of Directors.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND NOMINEES

     The Company's bylaws provide for a minimum of one and a maximum of nine directors. The Board of Directors fixed the number of directors at three and since October 27, 1998, the Company has had three directors.

     The following is a brief summary of each nominee's business experience during at least the past five years, unless otherwise indicated, and other directorships held.

  Common Stock Nominees

     Robert L. McGinnis, age 58, has served as Chairman of the Board, Chief Executive Officer and Treasurer of the Company since December 31, 1998. Mr. McGinnis previously served as Chief Executive Officer of Bobby Allison Cellular Systems of Florida, Inc. which merged with the Company on December 31, 1998.

     James L. Ralph, age 35, has served as President, Secretary and Director since December 31, 1998. Mr. Ralph previously served as the President and Chief Operating Officer of Bobby Allison Cellular Systems of Florida, Inc. which merged with the Company on December 31, 1998.

  Series B Preferred Stock Nominee

     James S. Holbrook, Jr., age 55, has served as Director since December 31, 1998 and served as Chairman of Board and Chief Executive Officer from August 27, 1998 until December 31, 1998. Mr. Holbrook is, and has for the past five (5) years been, the chief executive officer of Sterne Agee and its affiliated companies.

EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding compensation paid by the Company for services rendered during, 1998, 1997 and 1996, as applicable, to the Company's three (3) chief executive officers serving during the fiscal year ending December 31, 1998 (the "Named Executive Officers").

                              ANNUAL COMPENSATION

                                                                            OTHER ANNUAL    ALL OTHER
NAME AND PRINCIPAL POSITION(1)                  YEAR   SALARY $   BONUS $   COMPENSATION   COMPENSATION
------------------------------                  ----   --------   -------   ------------   ------------
Marc D. Fisherman, CEO........................  1998         0         0            0               0
  (Incorporation -- January 7, 1998)            1997   150,000         0            0               0
                                                1996   112,500         0            0               0
Thomas H. Hicks, CEO..........................  1998   145,988         0            0       16,406.26(2)
  (January 7, 1998 -- August 27, 1998)          1997    43,299         0            0               0
                                                1996         0         0            0               0
James S. Holbrook, Jr., Chairman and CEO......  1998         0         0            0               0
  (August 27, 1998 -- December 31, 1998)        1997         0         0            0               0
                                                1996         0         0            0               0

---------------

(1) As of December 31, 1998, Robert L. McGinnis became the Chairman of the Board and CEO and James L. Ralph became the President and COO pursuant to the Merger and subject to employment agreements.
(2) Received as consulting fees after terminating employment with the Company.

EMPLOYMENT AGREEMENTS

     Pursuant to the merger of Bobby Allison Cellular Systems of Florida, Inc. into the Company's subsidiary effective December 31, 1999, Robert L. McGinnis and James L. Ralph became the Named Executive Officers of the Company. They have each entered into employment agreements with the Company effective December 31, 1998, a summary of which are discussed below.

     McGinnis Agreement. Pursuant to the employment agreements entered into between the Company and Robert L. McGinnis ("McGinnis Agreement") on December 31, 1998, Mr. McGinnis became the Company's Chief Executive Officer. The McGinnis Agreement shall have an initial term of three (3) years. Upon the expiration of the initial term, the McGinnis Agreement shall automatically renew for successive one (1) year terms unless sooner terminated by either party giving written notice one hundred twenty (120) days prior to the commencement of such renewal term. During the first twelve (12) months of the McGinnis Agreement, Mr. McGinnis shall receive a minimum annual base compensation of One Hundred Thirty-Five Thousand Dollars ($135,000). At the end of such initial twelve (12) month period and each twelve (12) month period thereafter, the Company's Board of Directors shall review Mr. McGinnis' annual salary to determine the next twelve (12) months annual compensation; provided, however, that Mr. McGinnis' annual salary shall be increased a minimum of six percent (6%) each year. The McGinnis Agreement requires that the Board of Directors approve an incentive compensation plan which provides additional compensation to Mr. McGinnis based upon the Company's net income and which at a minimum shall be equal to two percent (2%) of the Company's net income for any applicable employment year. The Board of Directors may also reward Mr. McGinnis additional discretionary compensation in the form of bonuses or other rewards. In the event that Mr. McGinnis terminates the McGinnis Agreement for the Company breach of its terms, then the Company shall pay Mr. McGinnis severance compensation equal to two-thirds ( 2/3) of Mr. McGinnis' annual compensation at the time of the termination if during the initial three (3) year term and one-fourth ( 1/4) of Mr. McGinnis' annual compensation at the time of the termination if during a renewal term.

     Pursuant to the McGinnis Agreement, Mr. McGinnis will be entitled to receive other benefits such as an automobile, health insurance, disability insurance, reimbursement of business expenses and the right to participate in other employee benefit plans, retirement plans, deferred compensation plans and other fringe benefits generally made available to executive and management employees of the Company. The McGinnis Agreement further provides that Mr. McGinnis will be eligible to participate in a stock option plan of the Company which has reserved for issuance at least ten percent (10%) of the issued and outstanding capital stock of the Company. As previously stated, no stock option plan has yet been adopted.

     Finally, the McGinnis Agreement provides that the Company shall fund the premium of a life insurance policy on Mr. McGinnis' life which will provide a split-dollar benefit, i.e, death benefit to the Company and cash surrender value to Mr. McGinnis' designated beneficiaries or estate in the event of his death. The life insurance policy shall be a permanent life policy with a face amount that will cause the annual premium to exceed the annual cost of term life insurance by $15,000. If Mr. McGinnis is terminated, then Mr. McGinnis shall become the sole owner of the policy. Mr. McGinnis and the Company entered into a Split-Dollar Agreement on February 10, 1999, effective December 31, 1998.

     Ralph Agreement. Pursuant to the employment agreements entered into between the Company and James L. Ralph ("Ralph Agreement") on December 31, 1998, Mr. Ralph became the Company's President. The Ralph Agreement shall have an initial term of three (3) years. Upon the expiration of the initial term, the Ralph Agreement shall automatically renew for successive one (1) year terms unless sooner terminated by either party giving written notice one hundred twenty (120) days prior to the commencement of such renewal term. During the first twelve (12) months of the Ralph Agreement, Mr. Ralph shall receive a minimum annual base compensation of One Hundred Thirty-Five Thousand Dollars ($135,000). At the end of such initial twelve (12) month period and each twelve
(12) month period thereafter, the Company's Board of Directors shall review Mr. Ralph's annual salary to determine the next twelve (12) months annual compensation; provided, however, that Mr. Ralph's annual salary shall be increased a minimum of six percent (6%) each year. The Ralph Agreement requires that the Board of Directors approve an incentive compensation plan which provides additional compensation to Mr. Ralph based upon the Company's net income and which at a minimum shall be equal to two percent (2%) of the Company's net income for any applicable employment year. The Board of Directors may also reward Mr. Ralph additional discretionary compensation in the form of bonuses or other rewards. In the event that Mr. Ralph terminates the Ralph Agreement for the Company's breach of its terms, then the Company shall pay Mr. Ralph severance compensation equal to two-thirds ( 2/3) of Mr. Ralph's annual compensation at the time of the termination if during the initial three (3) year term and one-fourth ( 1/4) of Mr. Ralph's annual compensation at the time of the termination if during a renewal term.

     Pursuant to the Ralph Agreement, Mr. Ralph will be entitled to receive other benefits such as an automobile, health insurance, disability insurance, reimbursement of business expenses and the right to participate in other employee benefit plans, retirement plans, deferred compensation plans and other fringe benefits generally made available to executive and management employees of the Company. The Ralph Agreement further provides that Mr. Ralph will be eligible to participate in a stock option plan of the Company which has reserved for issuance at least ten percent (10%) of the issued and outstanding capital stock of the Company. As previously stated, no stock option plan has yet been adopted.

     Finally, the Ralph Agreement provides that the Company shall fund the premium of a life insurance policy on Mr. Ralph' life which will provide a split-dollar benefit, i.e., death benefit to the Company and Mr. Ralph' s designated beneficiaries or estate in the event of his death. The life insurance policy shall be a permanent life policy with a face amount that will cause the annual premium to exceed the annual cost of term life insurance by $10,000. If Mr. Ralph is terminated, then Mr. Ralph shall become the sole owner of the policy. Mr. Ralph and the Company entered into a Split-Dollar Agreement on February 10, 1999, effective December 31, 1998.

     Copies of the Employment Agreements are attached as exhibits to the Company's Form 8-K filed on January 8, 1999 and copies of the Split-Dollar Agreements are attached hereto.

COMPENSATION OF DIRECTORS

     Directors do not currently receive any compensation for serving as a director of the Company. The Company does, however, reimburse directors for their travel and other expenses incurred in connection with attending meetings of the Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Pursuant to the Merger, each of Messrs. McGinnis and Ralph were issued debentures of the Company in the principal amount $125,000 payable in installment over three (3) years at an interest rate of 7.5% per annum.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who beneficially own more than 10% of the Common Stock ("Section 16 Insiders"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Section 16 Insiders are required by the SEC regulations to furnish the Company with copies of all SEC forms required under Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a) Forms"). Based solely on review of the Section 16(a) Forms as furnished to the Company, the Company believes that for the period from January 1, 1998 through December 31, 1998, all Section 16 Insiders filed their
Section 16(a) Forms in a timely manner, except that Sterne, Agee & Leach, Inc. was late filing its Form 3. Also, since December 31, 1998, Robert L. McGinnis, James L. Ralph, Sterne Agee & Leach Group Inc., and The Trust Company of Sterne, Agee & Leach, Inc. were late filing their Form 3s and James S. Holbrook, Jr. was late filing his Form 4.

                                 OTHER MATTERS

     The Board of Directors knows of no other business to be transacted, but if any other matters do come before the meeting, the persons named as proxies in the accompanying proxy, or their substitutes, will vote or act with respect to them in accordance with their best judgment.

                            SHAREHOLDERS' PROPOSALS

     Any proposal which a shareholder expects to present at the next annual meeting to be held in 2000 must be received at the Company's principal executive office shown on the first page of this Proxy Statement not later than February 28, 2000, in order to be included in the proxy material for the 1999 meeting. All proposals must comply with the Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission.

     THE ANNUAL REPORT OF THE COMPANY WHICH ACCOMPANIES THIS PROXY STATEMENT CONTAINS CERTAIN OF THE INFORMATION CONTAINED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. A COPY OF THE FORM 10-KSB WILL BE FURNISHED TO SHAREHOLDERS UPON REQUEST WITHOUT CHARGE. REQUESTS FOR FORM 10-KSB REPORTS SHOULD BE SENT TO ROBERT L. MCGINNIS, CHAIRMAN AND CHIEF EXECUTIVE OFFICER, BOBBY ALLISON WIRELESS CORPORATION, 2055 LAKE AVENUE, S.E., LARGO, FLORIDA 33771

                                          By Order of the Board of Directors

                               COMMON STOCK PROXY
                       BOBBY ALLISON WIRELESS CORPORATION
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, JUNE 23, 1999
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Robert L. McGinnis and James L. Ralph, and either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated below, all of the shares of the common stock of Bobby Allison Wireless Corporation (the Company) which the undersigned is entitled to vote at the annual meeting of shareholders of the Company to be held on Wednesday, June 23, 1999, and at any adjournment thereof.

1. The election as directors of all nominees listed below (except as marked to the contrary below):

                     Robert L. McGinnis and James L. Ralph

  [ ]  FOR all nominees listed above (except as  [ ]  VOTE WITHHELD for
       marked to the contrary)                        all nominees listed
                                                      above

  (INSTRUCTION: To withhold your authority to vote for any individual nominee, write the nominee's name on the line below:)

  ------------------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

                     (Please Sign and Date on Reverse Side)

                          (Continued from other side)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and will be voted as directed herein. If no direction is given, this proxy will be voted FOR item 1.

                                                Dated:                    , 1999
                                                  --------------------------

                                                Phone No.
                                                --------------------------------

                                                --------------------------------
                                                    Signature of Stockholder

                                                --------------------------------
                                                    Signature of Stockholder

                                                WHERE STOCK IS REGISTERED
                                                JOINTLY IN THE NAMES OF TWO OR
                                                MORE PERSONS, ALL SHOULD SIGN.
                                                SIGNATURE(S) SHOULD CORRESPOND
                                                EXACTLY WITH THE NAME(S) AS
                                                SHOWN ABOVE. PLEASE MARK, SIGN,
                                                DATE, AND RETURN THE PROXY CARD
                                                PROMPTLY IN THE ENCLOSED
                                                ENVELOPE. NO POSTAGE NEED BE
                                                AFFIXED IF MAILED IN THE UNITED
                                                STATES.

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                         SERIES B PREFERRED STOCK PROXY
                       BOBBY ALLISON WIRELESS CORPORATION
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, JUNE 23, 1999
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Robert L. McGinnis and James L. Ralph, and either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated below, all of the shares of the Series B Preferred Stock of Bobby Allison Wireless Corporation (the Company) which the undersigned is entitled to vote at the annual meeting of shareholders of the Company to be held on Wednesday, June 23, 1999, and at any adjournment thereof.

1. The election as director of nominee listed below (i):

                             James S. Holbrook, Jr.

  [ ]  FOR nominee listed above  [ ]  VOTE WITHHELD for
                                      nominee listed above

2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

                     (Please Sign and Date on Reverse Side)

                          (Continued from other side)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and will be voted as directed herein. If no direction is given, this proxy will be voted FOR item 1.

                                                Dated:                    , 1999
                                                  --------------------------

                                                Phone No.
                                                --------------------------------

                                                --------------------------------
                                                    Signature of Stockholder

                                                --------------------------------
                                                    Signature of Stockholder

                                                WHERE STOCK IS REGISTERED
                                                JOINTLY IN THE NAMES OF TWO OR
                                                MORE PERSONS, ALL SHOULD SIGN.
                                                SIGNATURE(S) SHOULD CORRESPOND
                                                EXACTLY WITH THE NAME(S) AS
                                                SHOWN ABOVE. PLEASE MARK, SIGN,
                                                DATE, AND RETURN THE PROXY CARD
                                                PROMPTLY IN THE ENCLOSED
                                                ENVELOPE. NO POSTAGE NEED BE
                                                AFFIXED IF MAILED IN THE UNITED
                                                STATES.

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.